Exhibit 99.9

ELITE SINUS SPINE AND ORTHO LLC

FINANCIAL STATEMENTS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

ELITE SINUS SPINE AND ORTHO LLC
BALANCE SHEET
SEPTEMBER 30, 2017
(UNAUDITED)

ASSETS

CURRENT ASSETS:
Cash and Cash Equivalents                             $    500,998
Accounts Receivable                                 2,089,948
Prepaid Expenses                                 42,049

Total Current Assets                                            2,632,995

PROPERTY AND EQUIPMENT, NET                                1,514,599

GOODWILL                                1,773,808

TOTAL ASSETS                            $    5,921,402

LIABILITIES AND MEMBERS’ EQUITY

CURRENT LIABILITIES:
Accounts Payable                             $    78,115
Accrued Expenses                                202,791
Due to Affiliates                                49,752
Current Portion of Capital Lease Obligations                                98,390
Current Portion of Notes Payable                                 761,117

Total Current Liabilities                                            1,190,165

LONG-TERM LIABILITIES:
Capital Lease Obligations, Net of Current Portion                                93,364
Notes Payable, Net of Current Portion                                 318,658

Total Long-Term Liabilities                                    412,022

TOTAL LIABILITIES                                1,602,187

COMMITMENTS AND CONTINGENCIES

MEMBERS’ EQUITY                                4,319,215

TOTAL LIABILITIES AND MEMBERS’ EQUITY                            $    5,921,402

The accompanying notes are an integral part of these financial statements

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF INCOME
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

REVENUES, NET                             $    6,570,387

OPERATING EXPENSES:
Insurance                                 11,699
Salaries and Wages                                184,453
Professional Fees                                264,578
Professional Services                                51,441
Management Fees                                54,406
Repairs and Maintenance                                135,222
Leases and Rent                                454,104
Equipment and Supplies                                11,003
Property Taxes                                18,118
Office Expense                                60,429
Depreciation                                 426,326

Total Operating Expenses                                            1,671,779

INCOME FROM OPERATIONS                                4,898,608

OTHER INCOME (EXPENSE):
Sublease Rental Income                                285,879
Interest Expense                                (71,476)
Other Income                                 56,124

Total Other Income                                            270,527

INCOME BEFORE PROVISION FOR STATE INCOME TAX BENEFIT                    5,169,135

PROVISION FOR STATE INCOME TAX BENEFIT                                2,608

NET INCOME                            $    5,171,743

The accompanying notes are an integral part of these financial statements

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF CHANGES IN MEMBERS’ EQUITY
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

BALANCE, DECEMBER 31, 2016                            $    4,048,897

Net Income                                5,171,743

Contributions                                402,500

Redemption of Members’ Interest                                (528,690)

Distributions                                 (4,775,235)

BALANCE, SEPTEMBER 30, 2017                            $    4,319,215

The accompanying notes are an integral part of these financial statements

5

ELITE SINUS SPINE AND ORTHO LLC
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2017
(UNAUDITED)

CASH FLOW FROM OPERATING ACTIVITIES:
Net Income                             $    5,171,743
Adjustments to Reconcile Net Income to Net Cash
Provided by Operating Activities:
Depreciation                                 426,326
Change in Operating Assets and Liabilities:
Accounts Receivable                                 547,212
Prepaid Expenses                                 (1,948)
Accounts Payable                                 (44,803)
Accrued Expenses                                 19,222
Due to Affiliates                                 (90,742)

Net Cash Provided by Operating Activities                                6,027,010

CASH FLOW FROM INVESTING ACTIVITIES:
Purchases of Property and Equipment                                (192,292)

CASH FLOW FROM FINANCING ACTIVITIES:
Principal Payments on Capital Lease Obligations                                (29,548)
Principal Payments on Notes Payable                                (591,372)
Contributions to Members                                402,500
Redemption of Members’ Interest                                (528,690)
Distributions to Members                                (4,775,235)

Net Cash Used in Financing Activities                                (5,522,345)

NET CHANGE IN CASH AND CASH EQUIVALENTS                            312,373

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                        188,625

CASH AND CASH EQUIVALENTS, END OF PERIOD                        $    500,998

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

Cash Paid for Interest                            $    67,714

Cash Paid for State Income Tax                            $    18,617

SUPPLEMENTAL DISCLOSURE OF NONCASH INVESTING AND FINANCING ACTIVITIES:

Purchase of Property and Equipment via Capital Lease Obligation                    $    142,103

The accompanying notes are an integral part of these financial statements

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1 – ORGANIZATION

Elite Sinus Spine and Ortho LLC (the “Company”) was formed on August 19, 2013 in the State of Texas as a limited liability company. In connection with the Hospital Department Management Agreement dated November 1, 2015 (the “Management Agreement”), the Company provides management services to a surgical facility in Houston, Texas.

The Company has an indefinite life unless terminated at an earlier date as provided for in the Company Agreement.

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes to the financial statements are the representation of the Company’s management, who is responsible for their integrity and objectivity.

Recently Adopted Accounting Standards

In January 2017, the FASB issued ASU 2017-04, Simplifying the Test for Goodwill Impairment. This standard simplifies the accounting for goodwill impairment by eliminating step two from the goodwill impairment test. Instead of a two-step impairment model, if the carrying amount of a reporting unit exceeds its fair value as determined in step one of the impairment test, an impairment loss is measured at the amount equal to that excess, limited to the total amount of goodwill allocated to that reporting unit. This ASU is effective for any interim or annual impairment tests for fiscal years beginning after December 15, 2019, with early adoption permitted. The Company adopted this ASU in the second quarter of 2017. This adoption did not have an impact on the Company's financial statements.

Cash and Cash Equivalents

The Company defines cash and cash equivalents as cash on hand, cash in banks, and all highly liquid investments that are readily convertible to cash with original maturities of three months or less.

Accounts Receivable

Accounts receivable represents amounts owed to the Company that are expected to be collected within twelve months. Management evaluates receivables on an ongoing basis by analyzing current economic conditions, customer relationships, and previous payment histories. An allowance for doubtful accounts is established for specific accounts the Company considers uncollectible. At September 30, 2017 management determined no allowance was necessary as it considered all accounts receivable collectable.

Revenues

Revenues are based on the Management Agreement when they perform managerial services for the surgical facility. Revenues are reported at estimated net realizable value for services rendered. For the nine months ended September 30, 2017, there was no adjustment deemed necessary for bad debt expense.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Property and Equipment

Property and equipment are stated at cost. Expenditures for additions, major renewals and betterments are capitalized, and expenditures for maintenance and repairs are charged against income as incurred. When property and equipment are retired or otherwise disposed of, the related cost and accumulated depreciation are removed for the accounts, and any resulting gain or loss is reflected in income. The Company provides for depreciation or property and equipment using the straight-line method over the lesser of the lease term of improved leasehold property, or the estimated useful lives of the respective assets.

Goodwill

Goodwill of $1,773,808 was previously capitalized in connection with a purchase acquisition. Goodwill is not subject to amortization but is evaluated annually for any impairment in value. The Company has assessed various qualitative factors to determine whether it was necessary to record an impairment loss. Based on the results of the assessment, the Company concluded that no impairment exists.

Fair Value Considerations

The Company uses fair value to measure financial and nonfinancial assets and liabilities that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants. The fair value hierarchy established and prioritized fair value measurements into three levels based on the nature of the inputs. The hierarchy gives the highest priority to inputs based on market data from independent sources (observable inputs- Level 1) and the lowest priority to a reporting entity's internal assumptions based upon the best information available when external market data is limited or unavailable (unobservable inputs- Level 3).

The Company's financial instruments (primarily cash and cash equivalents, receivables, payables, and debt) are carried in the accompanying balance sheet at amounts which reasonably approximate fair value.

Income Taxes

The Company is a limited liability company and, as such, is not subject to income tax. Taxable income or loss of the Company is included in the respective Members’ tax returns.

The Company is subject to Texas franchise tax, commonly referred to as the Texas margin tax, for the nine months ended September 30, 2017. Accordingly, a provision and liability for state income tax has been included on the accompanying financial statements.

The Company applies a more-likely-than-not recognition threshold for all tax uncertainties. Accordingly, only those tax benefits that have a greater than fifty percent likelihood of being sustained upon examination by the taxing authorities are recognized. As applied to the Company, any tax uncertainties would principally relate to state income taxes, or uncertainties in its U.S. Federal income tax return that is used to determine state income tax liability. The Company’s management has reviewed the Company’s tax positions and determined there were no significant outstanding or retroactive tax positions with less than a 50% likelihood of being sustained upon examination by the taxing authorities.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 2 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Income Taxes - Continued

Based on its evaluation, the Company has concluded that there are no significant uncertain tax positions requiring recognition in its financial statements. The Company’s evaluation was performed for the tax years ended December 31, 2014 through September 30, 2017 for U.S. Federal and applicable states, the tax years that principally remain subject to examination by major tax jurisdictions as of September 30, 2017.

Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Estimates that have the most impact on the financial position and results of operations primarily relate to the collectability of and contractual adjustments to accounts receivable, the useful lives of property and equipment and certain accrued liabilities. Management believes these estimates and assumptions provide a reasonable basis for the fair presentation of the financial statements.

NOTE 3 – COMPANY AGREEMENT

The following are some of the significant terms of the Company Agreement:

Membership Interests

As specified in the Company Agreement, the Company has three classes of membership (Class A, Class B, and Class C) and there is no limit on the number of authorized shares to be issued for each class of membership. The Company was initially capitalized by contributions aggregating $558,981 for 58 Class A units, $500,000 for 20 Class B units, and $250,000 for 12 Class C units. Class B Members have special voting rights as specified in the Company Agreement.

Restrictions on Membership Interests

As defined in the agreement, no Class A Member, including spouse or ex-spouse, shall transfer any right, title or interest in their respective units without the approval of the Board of Directors.

As defined in the agreement, the Class B Member may transfer any or all interest in Class B units to any person subject to the right of first refusal granted to the Class A Members. Accordingly, the Class A Members shall have the right, but not the obligation, to purchase the Class B Member units for a period of 10 days for an agreed upon price as defined in the Company Agreement. Additionally, the Class A Members shall have the right and option, but not the obligation, to sell the Class A Members’ units in connection with the transfer of Class B Member units to said purchaser. The Class A Members must notify the Class B Member at least 30 days prior to said transfer.

If, at any time, the Class B Member desires to affect a Company sale to any person that is not an affiliate of the Class B Member, then the Class B Member shall have the option to require the Class A Members to transfer some or all of the units held by Class A Members to the respective purchaser at an agreed upon price as defined in the Company Agreement.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 3 – COMPANY AGREEMENT – CONTINUED

In the occurrence of a Terminating Event, as defined in the Company Agreement, the Company has a three-year period from the date of termination to purchase the Terminating Member’s units for an agreed upon price as defined in the Company Agreement.

Management and Liability of Members

The Operating Manager of the Company, except as otherwise expressly stated or provided in the Company Agreement, shall have full power and authority to take all action in connection with the Company’s affairs and to exercise exclusive management, supervision and control of the Company’s properties and business and shall have full power to do all things necessary or incident thereto, without the necessity of any further approval of a Member.

The Members of the Company shall not be personally liable for all or any part of the debts or other obligations of the Company, except for certain personal guaranties obtained in connection with said debts or other obligations.

Profits and Losses

The Company’s profits and losses shall be allocated to the Members in accordance with their outstanding units of membership interests (“sharing ratios”).

Distributions

The Operating Manager determines the cash available for distributions and distributions shall be issued at the Operating Manager’s discretion, but not less than once each year. Distributions made to the Members shall be allocated in accordance with their respective sharing ratios.

NOTE 4 – PROPERTY AND EQUIPMENT

Property and equipment consist of the following at September 30, 2017:

Life
(Years)
Computers and Software                            3 to 5        $    37,654
Furniture and Fixtures                        7                    70,909
Leasehold Improvements                        Up to 39                    439,946
Medical Equipment                        5                    2,601,677
3,150,186
Less Accumulated Depreciation                                        (1,635,587)

$        1,514,599

For the nine months ended September 30, 2017, depreciation expense totaled $426,326.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 5 – NOTES PAYABLE

Notes payable at September 30, 2017, consist of the following:

Note payable to a bank in monthly installments of approximately $42,000 including interest at prime +0.5% with a floor of 4.25% (4.75% at September 30, 2017);
maturing March 2019 and secured by all business assets.                $    712,030

Note payable to a bank in monthly installments of approximately $14,000 including interest at prime +0.25% with a floor of 4.25% (4.5% at September 30, 2017);
maturing March 2019 and secured by Property and Equipment.                    129,346

Note payable to financing company in monthly installments of $1,369 including
interest at 5.84%; maturing February 2020 and secured by equipment.                38,113

Note payable to financing company in monthly installments of $4,439 including
interest at 7.03%; maturing December 2018 and secured by equipment.                63,561

Note payable to financing company in monthly installments of $4,375 including
interest at 8%; maturing December 2018 and secured by equipment.                    58,296

Note payable to financing company in monthly installments of $3,845 including
interest at 8%; maturing July 2019 and secured by equipment.                    78,429

1,079,775
Less: Current Portion                    (761,117)

Notes Payable, Net of Current Portion                     $ 318,658

The following is a summary of future minimum principal payments of notes payable:

Year Ending
December 31,

2018            $761,117
2019             310,585
2020             8,073

$1,079,775

Certain note payable agreements are guaranteed by the Class B Member and its affiliates and contain certain financial and reporting covenants for which the Company was in compliance with at September 30, 2017.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 6 – CAPITAL AND OPERATING LEASES

As of September 30, 2017, the Company leases office space and office equipment under operating leases expiring in various years through 2022. The terms of the office lease require escalating annual rent payments with an annual adjustment, if necessary, to reflect increases in building operating expenses. According to the terms of the Management Agreement (see Note 1), the office space is sub-leased to its sole customer. All future office space operating lease commitments are reduced by future sub-rental revenues which approximate $330,000 per year through 2022. Future minimum lease payments under noncancellable office equipment leases total $16,550 for 2018.

Rent expense, including month to month rentals, totaled $454,104 for the nine months ended September 30, 2017. Sublease rental income for the nine months ended September 30, 2017 totaled $285,879.

The Company leases equipment under capital leases expiring in 2019. The cost and related accumulated depreciation of the assets under capital lease as of September 30, 2017 totaled $228,154 and $25,750, respectively.

Future minimum rental payments under capital leases as of September 30, 2017 are as follows:

Period Ending                            Capital
September 30,                             Leases

2018                    $        106,971
2019                             96,027

Total Minimum Lease Payment                        202,998
Less: Amount Representing Interest                        (11,244)
191,754
Less: Current Portion of Capital Lease Obligations                 (98,390)
Capital Lease Obligations, Net of Current Portion                $    93,364

NOTE 7 – RELATED PARTY TRANSACTIONS

As specified in the Company Agreement (see Note 3), the Class B and Class C Members provides certain administrative management services for the Company, the costs of which are determined by the Company Agreement. For the nine months ended September 30, 2017, the Company incurred expenses of $54,406.

At various times during the ordinary course of business, the Company and the Class B Member will pay expenses on behalf of one another. Additionally, the Class B Member may from time to time advance monies to fund operations. At September 30, 2017, the Company owed $49,752 to the Class B Member for such transactions which is included in due to affiliates on the accompanying balance sheet.

ELITE SINUS SPINE AND ORTHO LLC
NOTES TO THE FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 8 – CONCENTRATION OF CREDIT RISK

Financial instruments which potentially subject the Company to concentration of credit risk consist primarily of cash and cash equivalents and accounts receivable. At various times during the year, the Company may have bank deposits in excess of Federal Deposit Insurance Corporation insurance limits. Management believes any credit risk is low due to the overall financial strength of the financial institution.

As of and for the nine months ended September 30, 2017, one customer accounted for 100% revenues and accounts receivable.

As of and for the nine months ended September 30, 2017, three vendors accounted for 61% of accounts payable.

NOTE 9 – LITIGATION

At times, the Company is a defendant in various legal proceedings arising in the ordinary course of business. While, management believes the outcome of pending litigation and claims will not have a material adverse effect on the Company’s financial condition, operations, or cash flows, litigation is subject to inherent uncertainties.

NOTE 10 – SUBSEQUENT EVENTS

The Company has evaluated subsequent events through the date the financial statements were available for issuance on January 23, 2018. There were no matters materially affecting the Company’s financial statements or related notes to the financial statements except for the following matters.

In November 2017, the Class B Member sold its membership interest in the Company to Nobilis Health Corp. In connection with this sale, the outstanding notes payable and capital lease obligations, as previously disclosed in Notes 5 and 6, were paid off.